[Logo] M F S(R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)

[Graphic Omitted]

                              MFS(R) GOVERNMENT
                              LIMITED MATURITY FUND

                              ANNUAL REPORT o DECEMBER 31, 2000

TABLE OF CONTENTS
Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary ........................................................ 9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 14
Notes to Financial Statements ............................................. 21
Independent Auditors' Report .............................................. 27
Trustees and Officers ..................................................... 29

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The first year of the new century was a challenging time for investors. The year began on an optimistic note with a continuation of the rally that marked the fourth quarter of 1999. There was frequent discussion of "new economy" versus "old economy" companies; some authorities claimed that new economy stocks were not subject to the market forces that seemed to limit the prices of old economy stocks. But beginning in March, a global market correction silenced much of that talk. By October, a headline in The Wall Street Journal was asking the question on many investors' minds: "The Bull Market Turns 10, But Will It Reach 11?"(1)

No one can answer that question with certainty, but it may help to discuss what investors can learn from the markets in 2000 and our views on what may lie ahead. With the year now behind us, it appears to us that several of our long-standing beliefs about dealing with market turbulence have proven more valid than ever.

DIVERSIFICATION PAYS OFF
With domestic growth stocks outperforming most other investments the past few years, many investors found it hard to heed the advice of investment professionals to diversify. Why invest in value stock or bond funds, for example, when they were being left in the dust by growth funds? But history has once again proven that no single asset class outperforms consistently. Throughout 2000, we saw value stocks and bonds, as represented by several major indices, trounce the performance of growth stocks and of stocks overall. Consider the following:

o The Russell 1000 Value Index, a widely used indicator of value stock performance, outperformed the Russell 1000 Growth Index by nearly 30 percentage points for the year ended December 31, 2000.(2)

o The Lehman Brothers Government/Credit Bond Index, a commonly used measure of investment- grade bond performance, delivered a return of 11.85% for the year ended December 31, 2000 -- while major stock market indices were in negative territory.(3)

We believe a diversified portfolio may have the best chance of participating in the best-performing sectors of the market, whatever they turn out to be from year to year. Diversification can also help prevent you from having all of your investments in the worst-performing sector during any given period. If you haven't already discussed diversification with your investment professional, we encourage you to do so.

ACTIVE MANAGEMENT CAN MAKE A DIFFERENCE
In the late 1990s, many proclaimed that active portfolio management -- the use of research and other tools in an attempt to outperform the overall stock or bond market -- had little value. The argument went that passively matching the investments in a market index would lead to better performance and that in the long term one could seldom beat the market. For a time the numbers seemed to back that up: according to Morningstar,(4) in 1998 only 16.4% of domestic equity mutual funds outperformed the Standard & Poor's 500 Composite Index (the S&P
500), while in 1999 the outperformers composed 41.3% of domestic equity funds.

But here again, events in 2000 turned the current wisdom on its head. For the year ended December 31, 2000, 68.5% of all domestic equity funds outperformed the S&P 500.(4) As practitioners of active management since 1924, we believe our record shows that active management, done well, can offer market-beating returns over the long term.

In our experience, actively managed stock and bond funds may in fact shine their brightest in periods such as the one we've just experienced -- because an active manager can take advantage of market turbulence in ways that a passive manager cannot. In late 1999 and early 2000, our managers believed that some stocks in our portfolios had risen to prices beyond what our research could justify. They decided to reduce or sell off those positions, even though they still believed the companies were fundamentally sound. After prices of those stocks corrected along with the market, we rebuilt many of our positions at significantly lower prices. In addition, the correction offered us the opportunity to initiate or increase our positions in several strong and growing businesses whose stocks had fallen to very attractive prices.

INVESTORS NEED TO HAVE REALISTIC EXPECTATIONS
We think a key lesson of 2000 is that we have to adjust our expectations as investors. In our view, the past five years have seen the greatest bull market in U.S. history, and it appears to us that many investors have come to expect annual returns exceeding 20%. The market in 2000 reminded us that this is not the historical norm and that even negative returns are possible.

That's the bad news. The good news is that, in our view, an irrationally exuberant U.S. market has been giving way to a relatively normal market but not to a recession. We see several reasons for investors to remain optimistic. First, we believe corporate earnings -- the key driver of stock prices -- may continue to grow at a healthy rate in 2001, though not at the frenetic pace of the past several years. In overseas markets, we also see good prospects for earnings growth as the trends that have driven the U.S. economic boom -- restructuring, consolidation, implementation of new technology, and increased productivity -- appear to be spreading around the world.

Second, we feel that stock valuations (prices in relation to earnings) have come down to a more attractive level than we've seen in several years, and this bodes well for a more stable market with room for reasonable long-term growth. Finally, we're optimistic that the Federal Reserve Board (the Fed) will be successful in its efforts to achieve a "soft landing" for the U.S. economy, slowing economic growth to a lower but sustainable rate.

In sum, we remain cautiously optimistic about the markets for 2001. We think the road may be bumpy for a while, and we feel investors may need to lower their expectations. But we believe that strategies such as diversification and active management will continue to help investors use the markets to achieve their financial goals. As always, we urge you to discuss these strategies with your investment professional and to work with him or her to develop your own long-term financial plan. We appreciate your confidence in MFS and welcome any questions or comments you may have.

     espectfully,

 /s/ Jeffrey Shames

     Chairman and Chief Executive Officer
     MFS Investment Management(R)

January 16, 2001


A prospectus containing more complete information, including charges and expenses, for any MFS product can be obtained from your investment professional. Please read it carefully before you invest or send money.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.
----------
(1) Source: The Wall Street Journal, October 10, 2000.

(2) Source: MFS research. For the year ended December 31, 2000, the Russell 1000 Value Index returned 7.01%, while the Russell 1000 Growth Index returned -22.42%. For the one-, five-, and ten-year periods ended December 31, 2000, the Russell 1000 Value Index returned 7.01%, 16.91%, and 17.37%, respectively; for the same periods, the Russell 1000 Growth Index returned -22.42%, 18.15%, and 17.33%, respectively. The Russell 1000 Index, which is the basis of both the Russell 1000 Value and Growth Indices, measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, while the Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(3) For the year ended December 31, 2000, the Dow Jones Industrial Average returned -4.85%, the Standard & Poor's 500 Composite Index returned -9.10%, and the NASDAQ Composite Index returned -39.29%. The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue-chip stocks. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(4) Source: Morningstar Principia. The following copyright pertains only to the Morningstar information referenced above: (C) 2001 Morningstar, Inc. All Rights Reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose, and may only be used for non-commercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete, or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages, or other losses resulting from use of this information. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of D. Richard Smith]
     D. Richard Smith

For the 12-months ended December 31, 2000, the fund's Class A shares provided a total return of 7.57%, Class B shares 6.77%, Class C shares 6.71%, and Class I shares 8.00%. These returns assume the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges and compare to an 8.17% return over the same period for the fund's benchmark, the Lehman Brothers One- to Three-Year Government Bond Index (the Lehman Index). The Lehman Index is an unmanaged, market-value-weighted index composed of debt issued by the U.S. government and its agencies with remaining maturities of one to three years. During the same period, the average short-term U.S. government fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 7.95%.

Q.  WHAT WAS YOUR INVESTMENT APPROACH THROUGHOUT THE YEAR?

A. Our strategy, as always, was to invest in a portfolio of government-quality securities with low price volatility and yields that, over a period of several years, may exceed the total return of most money market accounts. Each of our holdings meets the strict federal eligibility requirements for investments by banks and credit unions. In our view, our conservative approach may help us to outpace the performance of a majority of money market accounts over most two- to three-year periods.

Q.  HOW DID THE FUND PERFORM DURING 2000?

A. Although we somewhat underperformed our benchmark, we feel the fund performed exactly as designed, that is, producing positive returns as interest rates fluctuated. This was easier said than done given that interest rates sharply and quickly reversed course during the year. In roughly the first half of 2000, continued strong economic growth, coupled with rising interest rates, put pressure on the prices of government securities. From January through the end of June, the Federal Reserve Board (the Fed) raised short-term interest rates three times to slow the economy and hold off inflation. As short-term interest rates rose, most bond yields rose and their prices fell. By the second half, however, those conditions had reversed. Bonds received a boost from the widening belief that the Fed had finished raising interest rates and might in fact lower them in 2001 to counteract a slowing economy. As yields fell, government bond prices generally rose. Throughout most of the year, we kept the fund's duration -- a measure of its sensitivity to interest rates -- neutral, a positioning we adopt when we don't have a strong conviction as to which way interest rates are headed.

Q.  WHICH HOLDINGS PERFORMED BEST AGAINST THAT BACKDROP?

A. Treasury securities were far and away the fund's -- and the market's -- best performers during the year. Flush with a budgetary surplus, the U.S. government bought back outstanding long-maturity Treasury securities and limited its issuance of new ones.

   Worried about a potential shortage of Treasuries and seeking a relatively safe haven from a difficult stock market, more and more investors flocked to Treasuries as the year progressed. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) As a result, the spreads between Treasuries and other credit products widened through most of the year. In the summer, as the market apparently came to believe that the Fed was finished raising short-term rates, prices of shorter-maturity Treasuries began to rise. During the year, we kept roughly a third of the fund's assets in U.S. Treasuries, which aided performance given their relatively strong showing.

Q. IN THE REPORT TO SHAREHOLDERS SIX MONTHS AGO, YOU MENTIONED THAT YOU HAD INCREASED THE FUND'S HOLDINGS IN GOVERNMENT AGENCY DEBT. HOW DID THAT STRATEGY WORK OUT?

A. Our decision to add more agency debentures to the fund worked in our favor. Even as the Treasury scaled back on its issuance of new debt and bought back old debt, agencies such as the Federal National Mortgage Association (Fannie
    Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) were stepping up their issuance. Furthermore, those agencies came under scrutiny when Congress questioned their long-standing but never-used lines of credit that give implicit government backing to their securities. The spread -- or the difference in yield -- between Treasuries and agency debentures widened, causing agency issues to cheapen relative to comparable Treasuries. Agency debentures' growing yield advantage over Treasuries prompted us to increase our positions. Recently, many of these securities rose in value, as Fannie Mae and Freddie Mac made concessions to legislators, adopting measures to improve their capital structure and to allow more scrutiny of their operations.

Q.  WHAT'S YOUR OUTLOOK?

A. We believe that the Fed will cut interest rates at least through the first half of 2001, as more evidence emerges that the economy has slowed. Two factors we have been watching closely are the effects of the colder-than-average winter and higher energy prices, as well as the ongoing electric power crisis in California. If economic growth continues to slow, we believe it's likely that the Fed will cut rates further, which could be a positive factor for bonds. Beyond the first half of 2001, we think that the anticipated interest rate cuts will put the economy on a moderate, non-inflationary growth track, and we believe that interest rates and bond prices may be more stable in that environment.

/s/  D. Richard Smith
        Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

D. RICHARD SMITH, CFA, IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND PORTFOLIO MANAGER OF OUR GOVERNMENT MORTGAGE AND LIMITED MATURITY FUNDS.

RICHARD JOINED MFS IN 1993. HE BECAME A PORTFOLIO MANAGER IN 1997. FROM 1986 TO 1993 HE WORKED IN RESEARCH AND INSTITUTIONAL SALES ON WALL STREET. HE IS A GRADUATE OF VASSAR COLLEGE AND HAS AN M.B.A. DEGREE FROM VANDERBILT UNIVERSITY. HE HOLDS A CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:             SEEKS TO PRESERVE CAPITAL AND PROVIDE HIGH CURRENT
                       INCOME (COMPARED TO A PORTFOLIO INVESTED ENTIRELY IN
                       MONEY MARKET INSTRUMENTS).

COMMENCEMENT OF
INVESTMENT OPERATIONS: SEPTEMBER 26, 1988

CLASS INCEPTION:       CLASS A  SEPTEMBER 26, 1988
                       CLASS B  SEPTEMBER 7, 1993
                       CLASS C   AUGUST 1, 1994
                       CLASS I   JANUARY 2, 1997

SIZE:                  $263.5 MILLION NET ASSETS AS OF DECEMBER 31, 2000

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of dividends and capital gains. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.)
It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended December 31, 2000)

              MFS Government Limited       Lehman Brothers One-To-Three
             Maturity Fund - Class A        Year Government Bond Index
"12/90"             $ 9,750                         $10,000
"12/92"              11,260                          11,865
"12/94"              11,958                          12,568
"12/96"              13,589                          14,638
"12/98"              15,362                          16,699
"12/00"              16,905                          18,600

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2000

CLASS A

                                                         1 Year      3 Years      5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           +7.57%      +17.03%      +28.10%       +73.39%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       +7.57%      + 5.38%      + 5.08%       + 5.66%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       +4.88%      + 4.50%      + 4.55%       + 5.39%
---------------------------------------------------------------------------------------------------------

CLASS B

                                                         1 Year      3 Years      5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           +6.77%      +14.25%      +23.16%       +63.08%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       +6.77%      + 4.54%      + 4.25%       + 5.01%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       +2.77%      + 3.64%      + 3.93%       + 5.01%
---------------------------------------------------------------------------------------------------------

CLASS C

                                                         1 Year      3 Years      5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           +6.71%      +13.91%      +22.79%       +63.97%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       +6.71%      + 4.44%      + 4.19%       + 5.07%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       +5.71%      + 4.44%      + 4.19%       + 5.07%
---------------------------------------------------------------------------------------------------------

CLASS I

                                                         1 Year      3 Years      5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           +8.00%      +17.57%      +28.89%       +74.46%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       +8.00%      + 5.55%      + 5.21%       + 5.72%
---------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)

                                                         1 Year      3 Years      5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Average short-term U.S. government fund+                 +7.95%      + 5.32%      + 5.21%       + 5.81%
---------------------------------------------------------------------------------------------------------
Lehman Brothers One-to-Three Year Government
  Bond Index#                                            +8.17%      + 6.01%      + 5.95%       + 6.40%
---------------------------------------------------------------------------------------------------------

(+)      Average annual rates of return.
+        Source: Lipper Inc.
#        Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 2.50% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because the operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE
IS NO GUARANTEE OF FUTURE RESULTS.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities. These risks may increase share price volatility. See the prospectus for details.

Government guarantees apply to the underlying securities only and not to the prices and yields of the managed portfolio. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF DECEMBER 31, 2000

Cash               2.3%
U.S. Treasuries   20.4%
Mortgage Backed   26.6%
Government Agency 50.7%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- December 31, 2000

Bonds - 94.8%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)              VALUE
--------------------------------------------------------------------------------------------------
U.S. Federal Agencies - 73.1%
    Federal Home Loan Bank, 6.75s, 2002                                 $10,000      $  10,104,700
    Federal Home Loan Bank, 7.25s, 2002                                  18,500         18,875,735
    Federal Home Loan Mortgage Corp., 5.75s, 2001                        10,000          9,996,900
    Federal Home Loan Mortgage Corp., 6.625s, 2002                       20,000         20,290,600
    Federal Home Loan Mortgage Corp., 7s, 2003                           10,060         10,335,040
    Federal Home Loan Mortgage Corp., 7.375s, 2003                       20,000         20,771,800
    Federal Home Loan Mortgage Corp., 8s, 2011 - 2023                     5,041          5,198,278
    Federal National Mortgage Assn., 6.1s, 2001                          10,000         10,009,400
    Federal National Mortgage Assn., 6.5s, 2006 - 2009                   10,019          9,996,583
    Federal National Mortgage Assn., 6.625s, 2002                        28,500         28,795,245
    Federal National Mortgage Assn., 7s, 2015                            14,342         14,493,880
    Federal National Mortgage Assn., 7.324s, 2029                         5,559          5,626,471
    Federal National Mortgage Assn., 7.367s, 2028                        11,065         11,355,068
    Federal National Mortgage Assn., 7.5s, 2011 - 2015                    9,709          9,915,575
    Federal National Mortgage Assn., 8s, 2011 - 2012                      6,552          6,748,718
                                                                                     -------------
                                                                                     $ 192,513,993
--------------------------------------------------------------------------------------------------
U.S. Government Guanteed - 21.7%
  Government National Mortgage Association - 2.0%
    GNMA, 8s, 2015                                                      $ 2,513      $   2,598,176
    GNMA, 8.5s, 2002 - 2010                                                 982          1,023,884
    GNMA, 9s, 2001 - 2007                                                 1,596          1,683,272
                                                                                     -------------
                                                                                     $   5,305,332
--------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 19.7%
    U.S. Treasury Notes, 4.25s, 2010                                    $ 9,300      $   9,663,175
    U.S. Treasury Notes, 5.75s, 2002 - 2010                              12,000         12,419,400
    U.S. Treasury Notes, 6s, 2002                                         5,000          5,063,300
    U.S. Treasury Notes, 6.125s, 2002                                     4,000          4,053,120
    U.S. Treasury Notes, 6.75s, 2005                                      7,000          7,457,170
    U.S. Treasury Notes, 7.875s, 2001                                    13,000         13,166,530
                                                                                     -------------
                                                                                     $  51,822,695
--------------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                     $  57,128,027
--------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $247,202,924)                                          $ 249,642,020
--------------------------------------------------------------------------------------------------

Repurchase Agreement - 3.8%
--------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 12/29/00, due 1/02/01, total to
      be received, $10,135,258 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                                  $10,128      $  10,128,000
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $257,330,924)                                    $ 259,770,020

Other Assets, Less Liabilities - 1.4%                                                    3,703,388
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                  $ 263,473,408
--------------------------------------------------------------------------------------------------

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
---------------------------------------------------------------------------
DECEMBER 31, 2000
---------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $257,330,924)      $259,770,020
  Investments of cash collateral for securities loaned, at
identified cost and value                                      38,616,778
  Cash                                                             56,801
  Receivable for fund shares sold                               3,881,128
  Interest receivable                                           3,717,561
  Other assets                                                      1,723
                                                             ------------
      Total assets                                           $306,044,011
                                                             ------------
Liabilities:
  Distribution payable                                       $    389,566
  Payable for investments purchased                             2,483,975
  Payable for fund shares reacquired                              854,875
  Collateral for securities loaned, at value                   38,616,778
  Payable to affiliates -
    Management fee                                                  8,504
    Shareholder servicing agent fee                                 2,126
    Distribution and service fee                                   30,702
  Accrued expenses and other liabilities                          184,077
                                                             ------------
      Total liabilities                                      $ 42,570,603
                                                             ------------
Net assets                                                   $263,473,408
                                                             ============

Net assets consist of:
  Paid-in capital                                            $294,504,102
  Unrealized appreciation on investments                        2,439,096
  Accumulated net realized loss on investments                (33,180,368)
  Accumulated distributions in excess of net investment
    income                                                       (289,422)
                                                             ------------
      Total                                                  $263,473,408
                                                             ============
Shares of beneficial interest outstanding                      32,010,440
                                                             ============

Class A shares:
  Net asset value per share
    (net assets of $185,700,512 / 22,537,169 shares of
     beneficial interest outstanding)                          $8.24
                                                               =====
  Offering price per share (100 / 97.5 of net asset value
     per share)                                                $8.45
                                                               =====

Class B shares:
  Net asset value and offering price per share
    (net assets of $58,004,042 / 7,059,983 shares of
     beneficial interest outstanding)                          $8.22
                                                               =====

Class C shares:
  Net asset value and offering price per share
    (net assets of $19,768,740 / 2,413,274 shares of
     beneficial interest outstanding)                          $8.19
                                                               =====

Class I shares:
  Net asset value, offering price, and redemption
    price per share (net assets of $113.65 / 13.80
    shares of beneficial interest outstanding)                 $8.24
                                                               =====
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. See notes to financial statements.

Statement of Operations
---------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000
---------------------------------------------------------------------------
Net investment income:

  Interest income                                              $ 18,005,831
                                                               ------------
  Expenses -
    Management fee                                             $  1,038,776
    Trustees' compensation                                           44,237
    Shareholder servicing agent fee                                 259,693
    Distribution and service fee (Class A)                          272,555
    Distribution and service fee (Class B)                          537,745
    Distribution and service fee (Class C)                          196,409
    Administrative fee                                               37,011
    Custodian fee                                                    98,397
    Printing                                                         33,704
    Postage                                                          20,289
    Auditing fees                                                    25,950
    Legal fees                                                        4,346
    Miscellaneous                                                   151,482
                                                               ------------
      Total expenses                                           $  2,720,594
    Fees paid indirectly                                            (41,726)
                                                               ------------
      Net expenses                                             $  2,678,868
                                                               ------------
        Net investment income                                  $ 15,326,963
                                                               ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) on investment
    transactions                                               $ (5,544,155)
  Change in unrealized appreciation on investments                8,270,301
                                                               ------------
          Net realized and unrealized gain on investments      $  2,726,146
                                                               ------------
            Increase in net assets from operations             $ 18,053,109
                                                               ============
See notes to financial statements.

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                2000                     1999
----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                      $   15,326,963           $   17,367,738
  Net realized loss on investments                               (5,544,155)              (4,861,803)
  Net unrealized gain (loss) on investments                       8,270,301               (6,089,837)
                                                             --------------           --------------
    Increase in net assets from operations                   $   18,053,109           $    6,416,098
                                                             --------------           --------------
Distributions declared to shareholders -
  From net investment income (Class A)                       $  (10,969,367)          $  (12,110,749)
  From net investment income (Class B)                           (3,095,344)              (3,561,308)
  From net investment income (Class C)                           (1,031,470)              (1,421,241)
  From net investment income (Class I)                                   (7)                 (11,315)
                                                             --------------           --------------
    Total distributions declared to shareholders             $  (15,096,188)          $  (17,104,613)
                                                             --------------           --------------

Net decrease in net assets from fund share transactions      $  (26,552,269)          $  (11,457,764)
                                                             --------------           --------------
      Total decrease in net assets                           $  (23,595,348)          $  (22,146,279)
Net assets:
  At beginning of period                                        287,068,756              309,215,035
                                                             --------------           --------------

At end of period (including accumulated distributions
in excess of net investment income of $289,422 and
$510,811, respectively)                                      $  263,473,408           $  287,068,756
                                                             ==============           ==============
See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                  2000        1999          1998          1997          1996
-------------------------------------------------------------------------------------------------------------------
                                                      CLASS A
-------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $  8.14       $  8.42       $  8.40       $  8.41       $  8.68
                                                    -------       -------       -------       -------       -------

Income from investment operations# -
  Net investment income                             $  0.50       $  0.48       $  0.50       $  0.53       $  0.56
  Net realized and unrealized gain (loss) on
    investments                                        0.10         (0.29)         0.02         (0.02)        (0.30)
                                                    -------       -------       -------       -------       -------
      Total from investment operations              $  0.60       $  0.19       $  0.52       $  0.51       $  0.26
                                                    -------       -------       -------       -------       -------

Less distributions declared to shareholders
  from net investment income                        $ (0.50)      $ (0.47)      $ (0.50)      $ (0.52)      $ (0.53)
                                                    -------       -------       -------       -------       -------
Net asset value - end of period                     $  8.24       $  8.14       $  8.42       $  8.40       $  8.41
                                                    =======       =======       =======       =======       =======
Total return(+)                                        7.57%         2.31%         6.34%         6.30%         2.98%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                           0.81%         0.81%         0.84%         0.84%         0.84%
  Net investment income                                6.15%         5.76%         5.95%         6.27%         6.55%
Portfolio turnover                                      152%          165%          368%          266%          301%
Net assets at end of period (000 Omitted)
                                                     $185,701      $191,955      $215,877      $190,039        $226,976

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements. (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                2000          1999          1998          1997          1996
-------------------------------------------------------------------------------------------------------------------
                                                      CLASS B
-------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $  8.12       $  8.40       $  8.39       $  8.39       $  8.67
                                                    -------       -------       -------       -------       -------

Income from investment operations# -
  Net investment income                             $  0.43       $  0.41       $  0.43       $  0.46       $  0.47
  Net realized and unrealized gain (loss) on
    investments                                        0.10         (0.29)         0.01          --           (0.30)
                                                    -------       -------       -------       -------       -------
      Total from investment operations              $  0.53       $  0.12       $  0.44       $  0.46       $  0.17
                                                    -------       -------       -------       -------       -------

Less distributions declared to shareholders
  from net investment income                        $ (0.43)      $ (0.40)      $ (0.43)      $ (0.46)      $ (0.45)
                                                    -------       -------       -------       -------       -------
Net asset value - end of period                     $  8.22       $  8.12       $  8.40       $  8.39       $  8.39
                                                    =======       =======       =======       =======       =======
Total return                                           6.77%         1.50%         5.43%         5.61%         2.08%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                           1.58%         1.61%         1.60%         1.63%         1.72%
  Net investment income                                5.39%         4.96%         5.17%         5.48%         5.67%
Portfolio turnover                                      152%          165%          368%          266%          301%
Net assets at end of period (000 Omitted)           $58,004       $71,472       $68,867       $34,843       $34,643

 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                2000          1999          1998          1997          1996
-------------------------------------------------------------------------------------------------------------------
                                                      CLASS C
-------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $  8.09       $  8.38       $  8.37       $  8.37       $  8.65
                                                    -------       -------       -------       -------       -------

Income from investment operations# -
  Net investment income                             $  0.42       $  0.41       $  0.43       $  0.45       $  0.48
  Net realized and unrealized gain (loss) on
    investments                                        0.10         (0.30)         0.01          --           (0.30)
                                                    -------       -------       -------       -------       -------
      Total from investment operations              $  0.52       $  0.11       $  0.44       $  0.45       $  0.18
                                                    -------       -------       -------       -------       -------

Less distributions declared to shareholders
from net investment income                          $ (0.42)      $ (0.40)      $ (0.43)      $ (0.45)      $ (0.46)
                                                    -------       -------       -------       -------       -------
Net asset value - end of period                     $  8.19       $  8.09       $  8.38       $  8.37       $  8.37
                                                    =======       =======       =======       =======       =======
Total return                                           6.71%         1.33%         5.35%         5.56%         2.12%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                           1.66%         1.66%         1.69%         1.69%         1.69%
  Net investment income                                5.31%         4.91%         5.10%         5.42%         5.68%
Portfolio turnover                                      152%          165%          368%          266%          301%
Net assets at end of period (000 Omitted)           $19,769       $23,642       $24,286       $18,192       $22,215

 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,          PERIOD ENDED
                                                        -------------------------------------        DECEMBER 31,
                                                           2000           1999           1998               1997*
-----------------------------------------------------------------------------------------------------------------
                                     CLASS I
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                   $  8.12        $  8.40        $  8.40            $  8.40
                                                        -------        -------        -------            -------

Income from investment operations# -
  Net investment income                                 $  0.50        $  0.51        $  0.46            $  0.53
  Net realized and unrealized gain (loss) on
    investments                                            0.12          (0.31)          0.05               --
                                                        -------        -------        -------            -------
      Total from investment operations                  $  0.62        $  0.20        $  0.51            $  0.53
                                                        -------        -------        -------            -------

Less distributions declared to shareholders
from net investment income                              $ (0.50)       $ (0.48)       $ (0.51)           $ (0.53)
                                                        -------        -------        -------            -------
Net asset value - end of period                         $  8.24        $  8.12        $  8.40            $  8.40
                                                        =======        =======        =======            =======
Total return                                               8.00%          2.46%          6.25%              6.55%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               0.66%          0.66%          0.66%              0.69%+
  Net investment income                                    6.30%          5.91%          6.23%              6.42%+
Portfolio turnover                                          152%           165%           368%               266%
Net assets at end of period (000 Omitted)               $  --  +++     $  --  +++        $185               $182

  *For the period from the inception of Class I shares, January 2, 1997, through December 31, 1997.
  +Annualized.
 ++Not annualized.
+++Net assets were less than $500.
  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Government Limited Maturity Fund (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The interest income earned on the securities loaned is accounted for in the same manner as other interest income.

At December 31, 2000, the value of securities loaned was $37,848,862. These loans were collateralized by cash of $38,616,778 which was invested in the following short-term obligation:

                                                              IDENTIFIED COST
ISSUER                                             SHARES           AND VALUE
-----------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio   38,616,778         $38,616,778

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time. The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the fund will begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the fund. The impact of this accounting change has not been determined, but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 2000, $9,386 was reclassified from accumulated net realized loss on investments to accumulated distributions in excess of net investment income due to differences between book and tax accounting for mortgage-backed securities. This change had no effect on the net assets or net asset value per share.

At December 31, 2000, the fund, for federal income tax purposes, had a capital loss carryforward of $32,709,497 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2002, ($12,883,519), December 31, 2003, ($2,302,419),
December 31, 2004, ($4,284,511), December 31, 2005, ($3,064,412), December 31,
2007, ($5,108,829), and December 31, 2008, ($5,065,807).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of the lesser of (i) 0.40% of the fund's average daily net assets or
(ii) 0.38% of the fund's average daily net assets and 5.36% of gross investment income.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $13,200 for the year ended December 31, 2000.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $23,666 for the year ended December 31, 2000, as its portion of the sales charge on sales of Class A shares of the fund. The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to a maximum of 0.15% for an indefinite period of time) of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. Payment of the 0.10% per annum Class A distribution fee will commence on such a date as the Trustees of the fund may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $26,374 for the year ended December 31, 2000. Fees incurred under the distribution plan during the year ended December 31, 2000, were 0.15% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. The service fee is currently being reduced to 0.15% on Class B shares held over one year. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $2,719 and $341 for Class B and Class C shares, respectively, for the year ended December 31, 2000. Fees incurred under the distribution plan during the year ended December 31, 2000, were 0.92% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended December 31, 2000, were $863, $304,423, and $13,184 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                    PURCHASES                  SALES
--------------------------------------------------------------------
U.S. government securities       $379,739,390           $393,556,186
                                 ------------           ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $257,330,924
                                                                  ------------
Gross unrealized appreciation                                     $  2,958,004
Gross unrealized depreciation                                         (518,908)
                                                                  ------------
    Net unrealized appreciation                                   $  2,439,096
                                                                  ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares

                                   YEAR ENDED DECEMBER 31, 2000      YEAR ENDED DECEMBER 31, 1999
                                -------------------------------   ------------------------------
                                     SHARES              AMOUNT        SHARES             AMOUNT
------------------------------------------------------------------------------------------------
Shares sold                      25,416,802       $ 206,778,409    68,927,254      $ 571,835,483
Shares issued to shareholders
  in reinvestment of
  distributions                     911,380           7,415,577     1,008,512          8,331,804
Shares redeemed                 (27,378,080)       (222,557,749)  (71,993,527)      (596,900,414)
                                -----------        ------------   -----------       ------------
    Net decrease                 (1,049,898)      $  (8,363,763)   (2,057,761)     $ (16,733,127)
                                ===========        ============   ===========       ============

Class B shares

                                   YEAR ENDED DECEMBER 31, 2000      YEAR ENDED DECEMBER 31, 1999
                                -------------------------------   ------------------------------
                                     SHARES              AMOUNT        SHARES             AMOUNT
------------------------------------------------------------------------------------------------
Shares sold                       3,427,447       $  27,844,953     8,244,956      $  68,164,379
Shares issued to shareholders
  in reinvestment of
  distributions                     246,078           1,995,759       273,442          2,251,472
Shares redeemed                  (5,419,344)        (43,939,665)   (7,912,639)       (65,328,326)
                                -----------       -------------   -----------      -------------
    Net increase (decrease)      (1,745,819)      $ (14,098,953)      605,759      $   5,087,525
                                ===========        ============   ===========       ============

Class C shares

                                   YEAR ENDED DECEMBER 31, 2000      YEAR ENDED DECEMBER 31, 1999
                                -------------------------------   ------------------------------
                                     SHARES              AMOUNT        SHARES             AMOUNT
------------------------------------------------------------------------------------------------
Shares sold                       2,133,972       $  17,260,086     3,464,170      $  28,624,872
Shares issued to shareholders
  in reinvestment of
  distributions                      89,743             725,912       115,275            946,936
Shares redeemed                  (2,731,116)        (22,075,573)   (3,557,870)       (29,205,369)
                                -----------       -------------   -----------      -------------
    Net increase (decrease)        (507,401)      $  (4,089,575)       21,575      $     366,439
                                ===========        ============   ===========       ============

Class I shares

                                   YEAR ENDED DECEMBER 31, 2000      YEAR ENDED DECEMBER 31, 1999
                                -------------------------------   ------------------------------
                                     SHARES              AMOUNT        SHARES             AMOUNT
------------------------------------------------------------------------------------------------
Shares sold                            --         $       --            3,962      $      32,910
Shares issued to shareholders
  in reinvestment of
  distributions                           1                  22         1,292             10,654
Shares redeemed                        --                 --          (27,322)          (222,165)
                                -----------       -------------   -----------      -------------
    Net increase (decrease)               1       $          22       (22,068)     $    (178,601)
                                ===========        ============   ===========       ============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended December 31, 2000, was $1,801. The fund had no borrowings during the year.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees and Shareholders of MFS Government Limited Maturity Fund:

We have audited the accompanying statement of assets and liabilities of MFS Government Limited Maturity Fund, including the schedule of portfolio investments as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Government Limited Maturity Fund at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Boston, Massachusetts
February 2, 2001

   FEDERAL TAX INFORMATION

   IN JANUARY 2001, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2000.

MFS(R) GOVERNMENT LIMITED MATURITY FUND

TRUSTEES                                          ASSISTANT TREASURERS
Marshall N. Cohan+ - Private Investor             Mark E. Bradley*
                                                  Robert R. Flaherty*
Lawrence H. Cohn, M.D.+ - Chief of                Laura F. Healy*
Cardiac Surgery, Brigham and Women's              Ellen Moynihan*
Hospital; Professor of Surgery,
Harvard Medical School                            SECRETARY
                                                  Stephen E. Cavan*
The Hon. Sir J. David Gibbons, KBE+ -
Chief Executive Officer, Edmund                   ASSISTANT SECRETARY
Gibbons Ltd.; Chairman, Colonial                  James R. Bordewick, Jr.*
Insurance Company, Ltd.
                                                  CUSTODIAN
Abby M. O'Neill+ - Private Investor               State Street Bank and Trust Company

Walter E. Robb, III+ - President and              AUDITORS
Treasurer, Benchmark Advisors, Inc.               Ernst & Young LLP
(corporate financial consultants);
President, Benchmark Consulting Group,            INVESTOR INFORMATION
Inc. (office services)                            For information on MFS mutual funds,
                                                  call your investment professional or,
Arnold D. Scott* - Senior Executive               for an information kit, call toll
Vice President, Director, and Secretary,          free: 1-800-637-2929 any business day
MFS Investment Management                         from 9 a.m. to 5 p.m. Eastern time (or
                                                  leave a message anytime).
Jeffrey L. Shames* - Chairman and Chief
Executive Officer, MFS Investment                 INVESTOR SERVICE
Management                                        MFS Service Center, Inc.
                                                  P.O. Box 2281
J. Dale Sherratt+ - President, Insight            Boston, MA 02107-9906
Resources, Inc. (acquisition planning
specialists)                                      For general information, call toll
                                                  free: 1-800-225-2606 any business day
Ward Smith+ - Former Chairman (until 1994),       from 8 a.m. to 8 p.m. Eastern time.
NACCO Industries (holding company)
                                                  For service to speech- or
INVESTMENT ADVISER                                hearing-impaired, call toll free:
Massachusetts Financial Services Company          1-800-637-6576 any business day from 9
500 Boylston Street                               a.m. to 5 p.m. Eastern time. (To use
Boston, MA 02116-3741                             this service, your phone must be
                                                  equipped with a Telecommunications
DISTRIBUTOR                                       Device for the Deaf.)
MFS Fund Distributors, Inc.
500 Boylston Street                               For share prices, account balances,
Boston, MA 02116-3741                             exchanges, or stock and bond outlooks,
                                                  call toll free: 1-800-MFS-TALK
CHAIRMAN AND PRESIDENT                            (1-800-637-8255) anytime from a
Jeffrey L. Shames*                                touch-tone telephone.

PORTFOLIO MANAGER                                 WORLD WIDE WEB
D. Richard Smith*                                 www.mfs.com

TREASURER
James O. Yost*

+ Independent Trustee
*MFS Investment Management

MASSACHUSETTS GOVERNMENT                                            ------------
LIMITED MATURITY FUND                                                 PRSRT STD
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741


(c)2001 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                               MGL-2  02/01  16M  28/228/328/828